CERTIFICATION PURSUANT TO SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002

     I, Thomas W. Laming, President of TrendStar Investment Trust (the "Fund"),
certify that:

1.     The N-CSR of the Fund for the period ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

     /s/ Thomas W Laming

By: Thomas W. Laming, President

_______9/03/2009________
Date

CERTIFICATION PURSUANT TO SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002

     I, James R. McBride, Treasurer of TrendStar Investment Trust (the "Fund"),
certify that:

1.     The N-CSR of the Fund for the period ended June 30, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

______/s/ James R McBride _____
By: James R. McBride, Treasurer

_______9/03/2009_________
Date